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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 2, 2005
                Date of Report (Date of earliest event reported)

                                   CD&L, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                     0-26954                   22-3350958
(State or other jurisdiction of    (Commission File            (IRS Employer
 incorporation or organization)         Number)              Identification No.)


              80 WESLEY STREET, SOUTH HACKENSACK, NEW JERSEY 07606
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code) (201) 487-7740

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 2, 2005, CD&L Inc. (the Company) announced that Mr. Jon F. Hanson, who joined the Board of CD&L in February 1997, had resigned as an independent director of the Company. Mr. Hanson's resignation is effective on December 1, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 2, 2005                               CD&L, INC.


                                             By:  \s\ Russell J. Reardon
                                             ----------------------------------
                                             Russell J. Reardon
                                             Vice President and
                                             Chief Financial Officer